UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 21, 2018)

ENBRIDGE INC.

(Exact name of registrant as specified in its charter)

CANADA	001-15254	98-0377957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 – 1st Street S.W. Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 21, 2018, Spectra Energy Partners, LP (the “Partnership”) entered into and consummated an equity restructuring agreement (the “Equity Restructuring Agreement”) with Spectra Energy Partners (DE) GP, LP (the “General Partner”), the general partner of the Partnership and an indirect, wholly owned subsidiary of Enbridge Inc. (“Enbridge”), pursuant to which the incentive distribution rights held by the General Partner and the 2% general partner interest in the Partnership held by the General Partner were converted into (i) 172,500,000 newly issued common units of the Partnership and (ii) a non-economic general partner interest in the Partnership (together, the “GP/IDR Restructuring”).

The terms of the Equity Restructuring Agreement were approved on behalf of the Partnership by the conflicts committee and the board of directors of the general partner of the General Partner of the Partnership. The conflicts committee, which is comprised of independent members of the board of directors of Spectra Energy Partners GP, LLC, the general partner of the General Partner, retained independent legal and financial advisors to assist it in evaluating and negotiating the GP/IDR Restructuring.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Equity Restructuring Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 22, 2018, Enbridge and the Partnership jointly issued a press release announcing the GP/IDR Restructuring. A copy of this press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
10.1	Equity Restructuring Agreement, dated January 21, 2018, by and between Spectra Energy Partners (DE) GP, LP and Spectra Energy Partners, LP.
99.1	Joint Press Release of Enbridge Inc. and Spectra Energy Partners, LP, dated January 22, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC.

By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary

Date: January 22, 2018